UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2013

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

On June 27, 2013, Harvest Natural Resources, Inc. (the “Company”) held its annual meeting of stockholders pursuant to notice duly given for the purpose of (i) electing seven directors; (ii) holding a non-binding, advisory vote on the compensation of the Company’s management; (iii) approving amendments that increase the number of shares of common stock available for issuance under our 2010 Long Term Incentive Plan by 1,025,000 and increasing the number of shares that may be granted for certain awards; and (iv) considering such other business as may properly come before the meeting. As previously reported, the proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as our auditors for fiscal year 2013 was withdrawn from the matters to be voted on at the meeting.

1. Election of Directors:

The following nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2014 annual meeting of stockholders.

		Number of
	Number of	Votes Against/	Broker
Director Nominee Name	Votes For	Withheld	Non-Votes
Stephen D. Chesebro’	24,103,718	625,324	10,526,346

James A. Edmiston	24,156,261	572,781	10,526,346

Igor Effimoff	17,106,642	7,622,400	10,526,346

H. H. Hardee	17,044,317	7,684,725	10,526,346

Robert E. Irelan	24,178,351	550,691	10,526,346

Patrick M. Murray	17,111,385	7,617,657	10,526,346

J. Michael Stinson	24,182,823	546,219	10,526,346

Total Votes Cast:	147,883,497	25,219,797	73,684,422

2.	Approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2013:

This proposal was withdrawn prior to the meeting.

3. Advisory vote on the compensation of the Company’s management:

This proposal was approved by the votes indicated below.

	Number of Votes		Broker
Number of Votes For:	Against/Withheld:	Abstentions:	Non-Votes
23,561,143	1,086,236	81,663	10,526,346

4. Amendments to our 2010 Long Term Incentive Plan:

This proposal was approved by the votes indicated below.

	Number of Votes		Broker
Number of Votes For:	Against/Withheld:	Abstentions:	Non-Votes
21,657,729	3,001,227	70,086	10,526,346

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

July 1, 2013	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel